Exhibit 99.1

WM HOLDING COMPANY, LLC, THE LEADING TECHNOLOGY PLATFORM TO THE CANNABIS INDUSTRY, TO LIST ON NASDAQ THROUGH MERGER WITH
SILVER SPIKE ACQUISITION CORP.

●	WM Holding Company, LLC (“WMH” or “WM Holding”) operates Weedmaps, the leading online listings marketplace for cannabis consumers, and WM Business, a comprehensive software-as-a-service (“SaaS”) subscription offering for cannabis retailers and brands

●	The merger advances WM Holding’s mission to power a transparent and inclusive global cannabis economy and capitalize on its position as the largest technology provider in the sector

●	The estimated post transaction equity value of the combined Company is approximately $1.5 billion and provides up to $575 million of gross proceeds through the approximately $250 million of cash held-in-trust by Silver Spike Acquisition Corp. and a fully-committed common stock PIPE of $325 million

●	As a result of outsized demand, the PIPE offering was significantly oversubscribed and upsized, including investment from funds managed by AFV Partners, the Federated Hermes Kaufmann Funds and Senvest Management LLC along with a $35 million commitment from Silver Spike Capital

●	WM Holding’s executive officers will retain 100% of their equity in the combined company, which will have approximately $100 million of cash on hand after closing

IRVINE, Calif. (December 10, 2020) – WM Holding Company, LLC (“WMH” or the “Company”) and Silver Spike Acquisition Corp. (Nasdaq: SSPK) (“Silver Spike”), a publicly-traded special purpose acquisition company, announced today a definitive agreement for a business combination that would result in WMH becoming a public company. The combined company will be led by Chris Beals, Chief Executive Officer of WMH, and is expected to remain listed on the Nasdaq Stock Market.

Company Overview

Founded in 2008, WMH operates Weedmaps, the leading online listings marketplace for cannabis consumers and businesses, and WM Business, the most comprehensive SaaS subscription offering sold to cannabis retailers and brands. The Company solely provides software and other technology solutions and is non-plant touching. WMH has grown revenue at a CAGR of 40% over the last five years and is on track to deliver $160 million in revenue and $35 million in EBITDA for 2020.

The cannabis market in the U.S. is expected to double over the next five years as the majority of U.S. adults support having legal access to cannabis. Despite these expectations of growth, cannabis users in the U.S. are still a small sub-segment of the population today, and retail density is still low across the majority of states with regulated legal cannabis markets. The regulations related to these markets are often complex and disparate across states as well as cities and counties within regulated states. Cannabis itself is a highly complex and non-shelf stable consumer product. These dynamics present a challenging and sometimes uncertain environment for consumers seeking legal cannabis products and for businesses selling to cannabis users while operating in a compliant fashion.

WMH addresses these challenges with its Weedmaps marketplace and WM Business SaaS subscription offering. Over the past 12 years, Weedmaps has grown to become the premier destination for cannabis consumers, with over 10 million monthly active users and over 18,000 business listings across every U.S. state, the District of Columbia and Puerto Rico with a legal cannabis market. Clients of the Company maintain listings in 9 international countries outside of the U.S. Through the Weedmaps website and mobile apps, WMH provides consumers with information regarding cannabis retailers and brands, as well as the availability of cannabis products, facilitating product discovery and online order-ahead for pickup or delivery by participating retailers.

The Company’s cloud-based WM Business SaaS subscription offering provides cannabis retailers with an end-to-end operating system to access valuable users, grow sales and scale their businesses at a compelling return-on-spend. This “business-in-a-box” functionality ranges from integrations supporting product menus that have online order-ahead, delivery order fulfillment software, data & analytics, a point-of-sale solution and a wholesale marketplace. WMH has been investing in and optimizing its WM Business software solution to also facilitate compliance for businesses amidst the complex, disparate and constantly evolving regulations governing the cannabis industry. Underlying this compliance functionality is a proprietary and sophisticated rules engine that is a core underpinning of the WM Business SaaS platform.

Chris Beals, WMH’s Chief Executive Officer, will continue to lead the Company along with the existing management team. Silver Spike’s CEO and Chairman, Scott Gordon, will join the merged company’s Board of Directors upon completion of the transaction.

Management Comments

“We are thrilled to partner with Silver Spike to transition WMH to our next phase of growth as a public company,” said Chris Beals, CEO of WMH. “We passionately believe in the power of cannabis and the importance of enabling safe, legal access to cannabis for consumers worldwide. With this merger, we will be able to continue scaling the Weedmaps marketplace in the U.S. and internationally in service of our users while expanding the functionality of our WM Business SaaS offerings in service of our clients. Our partnership with Silver Spike will provide us a stronger platform to advance our mission to advocate for legalization, social equity and licensing in many jurisdictions while providing cannabis businesses with the tools needed to succeed in a highly complex world of regulations. I am grateful for the continued support from my teammates and investors and most thankful for the thousands - and what I expect over time to be hundreds of thousands - of business clients on our platform. We are energized by the opportunities to continue helping our business clients thrive as regulated cannabis markets expand and grow.”

Scott Gordon, CEO and Chairman of Silver Spike, commented, “We believe WMH is the most compelling investment opportunity in cannabis today. We established Silver Spike Acquisition Corp. to identify and partner with a best-in-class company and proven management team that are well positioned to benefit from the macro drivers surrounding cannabis. We wanted to not only assist them with the transition to the public markets but also create a unique opportunity worthy of institutional investors. WMH is the perfect expression of our vision for Silver Spike Acquisition Corp.

Their business is transforming the eCommerce experience for cannabis by combining the largest audience of frequent cannabis users with the broadest set of brands and retailers and supporting those businesses with the complete tech stack for cannabis. They have created a 12-year advantage and solved very thorny issues, such as normalizing product data to drive user conversion or embedding compliance functionality throughout their software, while building the only comprehensive “business-in-a-box” software solution for cannabis retailers. We are beyond excited to work with Chris and the incredibly-talented WMH team to support their vision of helping licensed cannabis businesses thrive while driving growth and returns for our shareholders.”

Transaction Overview

The estimated post transaction equity value of the combined Company is approximately $1.5 billion, assuming the $10.00 per share PIPE price and no redemptions by Silver Spike shareholders. The transaction will provide up to $575 million of gross proceeds (assuming no redemptions), including $325 million through a fully-committed common stock PIPE at $10.00 per share. The PIPE includes commitments from existing investors including Silver Spike Capital, and new institutional investors including funds managed by AFV Partners, the Federated Hermes Kaufmann Funds and Senvest Management LLC.

The transaction, which has been unanimously approved by the Boards of Directors of WMH and Silver Spike, is subject to approval by Silver Spike’s shareholders and other customary closing conditions. Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Silver Spike with the Securities and Exchange Commission and will be available at www.sec.gov. Additional information can be found on the WMH Investor Relations page at www.weedmaps.com/investors.

Advisors

Rothschild & Co. is serving as exclusive financial and capital markets adviser and Cooley LLP is serving as legal advisor to WM Holding, LLC. Stifel, Nicolaus & Company, Incorporated and Piper Sandler & Co. are serving as joint placement agents and financial advisors and Davis Polk & Wardwell LLP is serving as legal advisor to Silver Spike Acquisition Corp. Gibson, Dunn & Crutcher LLP is serving as legal advisor to the founders of WM Holding.

Investor Conference Call Information

WMH and Silver Spike will host a joint investor conference call to discuss the proposed transaction Thursday, December 10, 2020 at 8:30am ET. Interested parties may listen to the prepared remarks via telephone by dialing 1-800-585-8367 (U.S.) or 1-416-621-4642 (International) and entering Conference ID: 7745849.

To listen to the prepared remarks via audio webcast, go to WMH’s investor website, at https://weedmaps.com/investors. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About WM Holding Company, LLC

WM Holding’s mission is to power a transparent and inclusive global cannabis economy. Now in its second decade, WMH has been a driving force behind much of the legislative change we’ve seen in the past 10 years.

WM Holding Company, LLC (“WM Holding” or “WMH” ” or “the Company”), parent company of Weedmaps and its WM Business SaaS offering, is the leading technology and software infrastructure provider to the cannabis industry. Founded in 2008, WMH is the leading two-sided marketplace and SaaS provider to the cannabis industry, comprising the Company’s B2C marketplace, Weedmaps, and its B2B software, WM Business. The Company’s cloud-based SaaS solutions provide an end-to-end operating system for cannabis retailers. These tools support compliance with the complex, disparate and constantly evolving regulations applicable to the cannabis industry. Underlying this compliance functionality is a proprietary and sophisticated rules engine that is a core underpinning of the WM Business SaaS platform. Through its website and mobile apps, WM Holding provides consumers with the latest information, data and availability of cannabis products, facilitating product discovery and driving sales for our customers. The Company holds a strong belief in the power of cannabis and the importance of enabling safe, legal access to consumers worldwide. Since inception, WMH has worked tirelessly, not only to be the most comprehensive platform for consumers, but to build the software solutions that power businesses compliantly in the space, to advocate for legalization, social equity, and licensing in many jurisdictions, and to facilitate further learning through partnering with dozens of subject matter experts on providing detailed, accurate information about the plant.

Headquartered in Irvine, California, WMH employs approximately 400 professionals around the world, including in Denver, New York, Ontario, Canada and Barcelona, Spain. Visit us at www.weedmaps.com/investors.

About Silver Spike Acquisition Corp.

Silver Spike Acquisition Corp. (SSAC), an affiliate of Silver Spike Capital, is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

The management team and board of directors are composed of veteran cannabis and finance industry executives and founders, including Scott Gordon, founder, and CEO of the Company, who began investing in the cannabis industry in 2014 and in 2016 co-founded and became Chairman of Egg Rock Holdings, the parent company of the Papa & Barkley family of cannabis products with related subsidiary assets in manufacturing, processing and logistics; and Dr. Orrin Devinsky, director of the Company, who is the director of the NYU Langone Comprehensive Epilepsy Center and is a Professor of Neurology, Neuroscience, Psychiatry, and Neuroscience at the NYU School of Medicine and who, since 2016 has served as the Chair of the Medical Advisory Board at Tilray, a pharmaceutical and cannabis company.

About Silver Spike Capital

Silver Spike Capital is an investment manager focused on the cannabis and alternative health & wellness industries. The firm offers diversified private credit and equity-related investment opportunities in the emerging and rapidly accelerating state and federally compliant cannabis, hemp, and other cannabinoid sectors. Silver Spike also manages a venture fund focused on the nascent psychedelics industry.

With over three decades of investment experience, Silver Spike’s investment professionals include early cannabis investors, entrepreneurs, operators, and researchers as well as emerging market finance veterans experienced in complex legal and regulatory characteristics that mirror the current cannabis landscape today

Silver Spike Capital is headquartered in New York with a satellite office in Toronto. To learn more, please visit us at www.silverspikecap.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of WMH's go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of WMH’s and Silver Spike’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of WMH and Silver Spike. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Silver Spike or WMH is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to WMH; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry; WMH’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; WMH’s ability to manage future growth; WMH’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and WMH’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers; the effects of competition on WMH’s future business; the amount of redemption requests made by Silver Spike’s public shareholders; the ability of Silver Spike or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Silver Spike’s final prospectus dated August 7, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of Silver Spike filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Silver Spike nor WMH presently know or that Silver Spike and WMH currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Silver Spike’s and WMH’s expectations, plans or forecasts of future events and views as of the date of this press release. Silver Spike and WMH anticipate that subsequent events and developments will cause Silver Spike’s and WMH’s assessments to change. However, while Silver Spike and WMH may elect to update these forward-looking statements at some point in the future, Silver Spike and WMH specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Silver Spike’s and WMH’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of Silver Spike for their consideration. Silver Spike intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Silver Spike’s shareholders in connection with Silver Spike’s solicitation for proxies for the vote by Silver Spike’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to WMH’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Silver Spike will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Silver Spike's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Silver Spike's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Silver Spike, WMH and the proposed business combination. Shareholders may also obtain a copy of the Extension Proxy Statement and preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Silver Spike, without charge, at the SEC's website located at www.sec.gov or by directing a request to 660 Madison Ave Suite 1600, New York, NY 10065 or notices@silverspikecap.com.

Participants in the Solicitation

Silver Spike, WMH and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Silver Spike’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Silver Spike’s shareholders in connection with the proposed business combination will be set forth in

Silver Spike’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Silver Spike’s directors and executive officers in Silver Spike’s final prospectus dated August 7, 2019 and filed with the SEC on August 9, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in Silver Spike's Extension Proxy Statement and also will be included in the proxy statement / prospectus when they become available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction

Contacts:

For WM Holding Company, LLC:

Media: Travis Rexroad, trexroad@weedmaps.com

Investor Relations: Greg Stolowitz, gstolowitz@weedmaps.com

For Silver Spike Acquisition Corp:

Nathaniel K Garnick, ng@gasthalter.com

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